The Reserve Funds-Money-Market Funds

available through

Ameriprise Financial, Inc.

Primary Fund

U.S. Government Fund

U.S. Treasury Fund

Interstate Tax-Exempt Fund

California Tax-Exempt Fund

Connecticut Tax-Exempt Fund

Florida Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Michigan Tax-Exempt Fund

New Jersey Tax-Exempt Fund

New York Tax-Exempt Fund

Ohio Tax-Exempt Fund

Pennsylvania Tax-Exempt Fund

Virginia Tax-Exempt Fund

Prospectus

September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

table of contents

about the funds

Investment Objectives	2

Principal Investment Strategies	2

Principal Risks	5

Performance	9

Fees & Expenses	15

Fund Management	17

your account

How to Buy Shares	18

How to Sell Shares	21

Frequent Purchases and Redemptions	24

account services	25

dividends & taxes	26

financial highlights	28

questions?

Shareholders should direct their inquiries to Ameriprise Financial, Inc., the firm from which they received this Prospectus or to The Reserve Funds.®

Ameriprise Financial, Inc.
70400 Ameriprise Financial Center
Minneapolis, Minnesota 55474
(800) 297-7378

about the funds

Investment Objectives

The investment objective of the Primary Fund, the U.S. Government Fund and the U.S. Treasury Fund, referred to together as the "Taxable Funds," is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The investment objective of the Interstate Tax-Exempt Fund is to seek as high a level of short-term interest income exempt from Federal income taxes, including the Federal alternative minimum tax (AMT), as is consistent with preservation of capital and liquidity.

The investment objective of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, New York Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund, each referred to as an individual State Tax-Exempt Fund and together as the State Tax-Exempt Funds, is to seek as high a level of short-term interest income exempt from Federal income taxes, including the AMT, and from the respective state and local income, intangible and/or property taxes, if any, as is consistent with preservation of capital and liquidity. The State Tax-Exempt Funds and the Interstate Tax-Exempt Fund are referred to as the "Tax-Exempt Funds" and together with the Taxable Funds are referred to as the "Funds."

Principal Investment Strategies

The Funds are money market funds, designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in short-term securities and seeks to maintain a stable $1.00 share price.

t  Short-term securities – securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. dollar denominated money market securities that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Funds do not invest in commercial paper.

t  Money market securities – short-term securities that conform to the duration and credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

about the funds

Primary Fund. The Primary Fund seeks to attain its objective by investing in U.S. government securities, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

t  U.S. government securities – securities issued by the government of the United States, its agencies and instrumentalities.

The Primary Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (Eurodollar obligations and Yankeedollar obligations) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Primary Fund may invest more than 25% of its assets in bank obligations.

t  Eurodollar obligations – dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.

t  Yankeedollar obligations – dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

U.S. Government Fund. The U.S. Government Fund seeks to attain its objective by investing exclusively in U.S. government securities and repurchase agreements supported by such investments.

t  Repurchase agreements (repos) – Under a repurchase agreement, the seller agrees to repurchase a security from the buyer at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

U.S. Treasury Fund. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S. government which provide interest income exempt from state and local personal income taxes in most states. Typically, the Fund's assets will be invested in U.S. Treasury Securities.

t  Full faith and credit – The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

Repurchase Agreements. Each of the Funds may invest in repurchase agreements but will limit them to transactions with those banks and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trustees. The U.S. Treasury Fund will further limit its investments in repurchase agreements to 5% of its total net assets, except for temporary or emergency purposes, and will only invest in repurchase agreements if the underlying obligations are backed by the full faith and credit of the about the funds

United States. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

Interstate Tax-Exempt Fund. The Interstate Tax-Exempt Fund seeks to attain its objective by investing at least 80% of the Fund's net assets, plus amounts of any borrowing for investment purposes, in high-quality, municipal obligations issued by states, counties, or other governmental entities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to a Federal alternative minimum tax ("AMT")). Interest received on certain otherwise tax-exempt securities issued by or on behalf of public authorities to finance various facilities operated for private profit (private activity bonds) may be classified as "tax-preference items," which could subject certain shareholders to the AMT.

t  Municipal obligations – Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

Municipal obligations include general obligation bond, revenue bonds, and "private activity bonds" (or industrial development bonds, under pre-1986 law) ("PABs") that may subject certain investors in the Fund to an AMT. Certain types of PABs are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal obligations may bear fixed, variable or floating rates of interest.

t  General obligation bonds – Obligations backed by the taxing power of the issuer.

t  Revenue bonds – Obligations backed by revenue of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.

t  Private activity bonds – Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.

t  Industrial development bonds – An industrial development bond and note is a specific type of revenue bond or note backed by the credit of a private issuer.

t  Moral obligation bonds – Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

about the funds

General obligation bonds, revenue bonds, private activity bonds, industrial development bonds and moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

State Tax-Exempt Funds. Each State Tax-Exempt Fund seeks to attain its objective by investing at least 80% of the value of its net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the AMT) and from state and, if applicable, local income, intangible and/or personal property taxes, for the specified State. A State Tax-Exempt Fund may invest up to 20% of the value of its net assets, or greater percentage on a temporary basis, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally exempt only from Federal income taxes. Interest received on private activity bonds may be classified as "tax preference items" which could subject certain shareholders to the AMT.

Credit Quality. The Primary Fund, U.S. Government Fund and U.S. Treasury Fund may invest in securities rated in one of the two highest short-term ratings, generally by two of the nationally recognized statistical rating organizations. The Tax-Exempt Funds may purchase tax-exempt securities, which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P"), or the equivalent. Securities which are not rated may also be purchased provided the investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

Maturity. The Funds may purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of their net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such obligations requires more than seven (7) days' notice.

Disclosure of Portfolio Holdings. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings are available in each Fund's Statement of Additional Information.

Principal Risks

The Funds are money-market mutual funds that seek to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Each Fund has maintained a constant share price since inception, and will strive to continue to do so. The value of each Fund's net assets may change based on about the funds

changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

•  Interest Rate Risk. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

•  Credit Quality Risk. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security can cause the value of a money-market security to decrease.

•  Returns. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

•  Banking Industry Risks. The Primary Fund is also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

•  Suitability. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Interstate Tax-Exempt Fund and the State Tax-Exempt Funds are designed specifically for investors seeking tax-exempt income. The Funds are not intended to be a balanced investment program. They are intended to provide professional management for your cash and a convenient way to gain interest income as a part of a diversified portfolio.

The Funds are also subject to the risks associated with the types of securities held:

•  Repurchase Agreements. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

•  Foreign Securities. Eurodollar and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

•  Municipal Securities. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal about the funds

market related to taxation, legislative changes, or the rights of municipal security holders.

Additional Risks of the Interstate and State-Specific Funds. The following factors could reduce a Fund's income level and/or share price:

Taxability Risk. The Tax-Exempt Funds intend to minimize the payment of taxable income to shareholders by investing in municipal obligations and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield could be adversely affected. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable. The dividends paid to Fund shareholders with respect to such securities would generally be taxable, however.

Guaranteed Securities Risks. The investments secured by letters of credit or bank guarantees are also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

State-specific Risks. Each State Tax-Exempt Fund concentrates its investments in municipal obligations of issuers located in the state for which it is named. The municipal obligation market is volatile. There are specific risks associated with investing in a single state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. Below are some of the risks particular to each State Tax-Exempt Fund offered in this Prospectus:

California Tax-Exempt Fund: There are special risks inherent in the Fund's investments in California municipal obligations that result from statutes that limit the taxing and spending authority of California governmental agencies, as well as the general financial condition of the state. The state's limited authority to balance the budget will impact the size of the deficits and add to the state's borrowing costs.

Connecticut Tax-Exempt Fund: The credit quality of Connecticut's debt is dependent on property taxes, personal income tax and corporate income tax. In light of increasing interstate and global competition, the high cost of doing business involves the state government's assistance.

Florida Tax-Exempt Fund: Florida revenues are closely related to the tourism business. Disruptions to this business, for example adverse weather conditions, can principally reduce the sales tax revenue vital to the state.

about the funds

Massachusetts Tax-Exempt Fund: High technology research and development, finance and trade are all prominent in the commonwealth's economy. The service sector, in which tourism is primary, employs over one third of Massachusetts workers. The state's finances are dependent on continued growth in these businesses.

Michigan Tax-Exempt Fund: Michigan's financial condition continues to rely heavily on the cyclical auto industry.

New Jersey Tax-Exempt Fund: New Jersey has had continuing difficulty balancing its budget. The inability to address this issue in a satisfactory manner has increased with the problems associated with its top politicians. These issues will continue to hinder the state's ability to access the debt markets for future operations.

New York Tax-Exempt Fund: There are the special risks inherent investing in New York municipal obligations that result from the poor financial condition of upstate New York and New York City in particular. Counter-terrorism expenses have greatly added to the liabilities of both the state and the city.

Ohio Tax-Exempt Fund: Ohio's economy is closely tied to the nations cyclical manufacturing sector. The state's finances are directly tied to production and demand for steel, rubber, plastics and fabricated metals.

Pennsylvania Tax-Exempt Fund: Divergent social, environmental and economic factors affect the financial condition of Pennsylvania and its political subdivisions. The Pittsburgh and Philadelphia metropolitan areas, situated at opposite ends of the state, dominate the commercial and industrial life of their regions. Manufacturing and agricultural businesses are primary to the state's revenues.

Virginia Tax-Exempt Fund: Virginia has an economy that is highly diversified. Agriculture, once its mainstay, now follows other sectors in employment and income generation. Tourism, technology, and Federal government jobs continue to keep unemployment low.

about the funds

Performance

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show annual total returns on each Fund's Class R shares or single share class for each of the last ten calendar years or for each completed calendar year since inception, as applicable. Past performance is not necessarily an indication of how a Fund will perform in the future.

During the periods shown above, the highest quarterly return was 1.44% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended March 31, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.82%.

Average Annual Total Returns as of December 31, 2004	One Year	Five Years	Ten Years
Primary Fund - Class R	0.39%	2.13%	3.47%

During the periods shown above, the highest quarterly return was 1.41% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.84%.

Average Annual Total Returns as of December 31, 2004	One Year	Five Years	Ten Years or Since Inception
U.S. Government Fund - Class R	0.39%	1.97%	3.33%
U.S. Government Fund - Class Treasurer's Trust*	0.79%	-	-

*  Inception date is May 29, 2001.

about the funds

During the periods shown above, the highest quarterly return was 1.33% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.02% for the quarter ended June 30, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.72%.

Average Annual Total Returns as of December 31, 2004	One Year	Five Years	Ten Years
U.S. Treasury Fund - Class R	0.29%	1.89%	3.21%

During the periods shown above, the highest quarterly return was 0.83% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.59%.

Average Annual Total Return as of December 31, 2004	One Year	Five Years	Ten Years
Interstate Tax-Exempt Fund - Class R	0.27%	1.19%	1.95%

about the funds

During the periods shown above, the highest quarterly return was 0.71% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.58%.

During the periods shown above, the highest quarterly return was 0.79% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.58%.

During the periods shown above, the highest quarterly return was 0.84% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.62%.

about the funds

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.58%.

During the periods shown above, the highest quarterly return was 0.86% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.59%.

During the periods shown above, the highest quarterly return was 0.80% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.58%.

about the funds

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.56%.

During the periods shown above, the highest quarterly return was 0.85% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.60%.

During the periods shown above, the highest quarterly return was 0.87% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.59%.

about the funds

During the periods shown above, the highest quarterly return was 0.50% for the quarter ended March 31, 2001 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004 The return for the period from January 1, 2005 to June 30, 2005 was 0.56%.

Average Annual Total Returns as of December 31, 2004	One Year	Five Years	Ten Years or Since Inception
California Tax-Exempt Fund*	0.23%	1.00%	1.20%
Connecticut Tax-Exempt Fund	0.23%	1.08%	1.80%
Florida Tax-Exempt Fund**	0.24%	1.20%	1.78%
Massachusetts Tax-Exempt Fund	0.23%	1.13%	1.88%
Michigan Tax-Exempt Fund#	0.24%	1.09%	1.46%
New Jersey Tax-Exempt Fund##	0.23%	1.12%	1.80%
New York Tax-Exempt Fund	0.23%	1.13%	1.85%
Ohio Tax-Exempt Fund†	0.25%	1.10%	1.48%
Pennsylvania Tax-Exempt Fund††	0.25%	1.19%	1.70%
Virginia Tax-Exempt Fund‡	0.23%	-	1.07%

*  Fund Inception date is July 2, 1999

**  Fund inception date is June 24, 1996.

#  Fund inception date is December 14, 1998.

##  Fund inception date is June 21, 1994.

†  Fund inception date is April 1, 1998.

††  Fund inception date is September 12, 1997.

‡  Fund inception date is March 3, 2000.

For the Funds' current yields, call toll-free (800) 297-7378 about the funds

Fees & Expenses

Each Taxable Fund and the Interstate Tax-Exempt Fund offer Class R shares. The U.S. Government Fund also offers Class Treasurer's Trust shares. Each State Tax-Exempt Fund offers a single share class. You may pay the fees and expenses, described in the table below, if you buy and hold the indicated class of shares of a Fund. The Funds are no-load funds, meaning that there are no sales charge (loads) or exchange fees associated with an investment in any Fund.

Massachusetts and Michigan Tax-Exempt Funds Only

Shareholder Fees*
(Fees paid directly from your investment)	Single Class
Shareholder Transaction Fees*	None
Redemption Fees*	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.80%
Distribution and Service (12b-1) Fee	0.20%
Other Expenses†	0.01%
Total Annual Fund Operating Expenses††	1.01%

New York Tax-Exempt Fund Only

Shareholder Fees
(Fees paid directly from your investment)	Single Class
Shareholder Transaction Fees*	None
Redemption Fees*	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.80%
Distribution and Service (12b-1 fee)	0.20%
Other Expenses†	0.02%
Total Annual Fund Operating Expenses††	1.02%

about the funds

All Other Funds:

Shareholder Fees*
(Fees paid directly from your investment)	Class R	Single Class	Class Treasurer's Trust
Shareholder Transaction Fees*	None	None	None
Redemption Fees*	None	None	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.80%	0.80%	0.60%
Distribution and Service (12b-1) Fee	0.20%	0.20%	None
Other Expenses†	None	None	None
Total Annual Fund Operating Expenses††	1.00%	1.00%	0.60%

*  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and single class shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Treasurer's Trust shares, except for certain redemptions through financial intermediaries. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

**  Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. For the fiscal year ended May 31, 2005, the investment adviser reimbursed the Funds for the following percentages of the respective Fund's average daily net assets: 0.01% for U.S. Treasury Fund Class R, 0.01% for the Massachusetts Tax-Exempt Fund, 0.01% for the Michigan Tax-Exempt Fund, 0.01% for the New Jersey Tax-Exempt Fund, and 0.01% for the New York Tax-Exempt Fund. After the waiver, the management fees were the following percentages of the respective Fund's average daily net assets: 0.79% for U.S. Treasury Fund Class R, 0.79% for the Massachusetts Tax-Exempt Fund, 0.79% for the Michigan Tax-Exempt Fund, 0.79% for the New Jersey Tax-Exempt Fund, and 0.79% for the New York Tax-Exempt Fund.

†  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, the fees and expenses of the independent Trustees, compensation for the Chief Compliance Officer and the fees of the independent counsel to the independent Trustees for which the Fund pays its direct or allocated share. It is estimated that these fees will be less than 0.005% for each Fund.

††  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund's average daily net assets: 1.00% for the Massachusetts Tax-Exempt Fund, 1.00% for the Michigan Tax-Exempt Fund, 0.99% for the New Jersey Tax-Exempt Fund, 1.01% for the New York Tax- Exempt Fund and 0.99% for Class R of the U.S. Treasury Fund.

about the funds

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Massachusetts and Michigan Tax-Exempt Funds Only:
	One Year	3 Years	5 Years	10 Years
Single Class	103.53	323.50	560.33	1,240.90
All Other Funds:
	One Year	3 Years	5 Years	10 Years
Class R	102.50	319.89	554.90	1,229.20
Class TT	61.50	195.90	341.20	763,86
Single Class	102.50	319.89	554.90	1,229.20

Fund Management

The Investment Adviser. The investment adviser for each of the Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001-3701. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2005, RMCI had over $21 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees of the respective Trust, under the terms of an Investment Management Agreement with each Trust, on behalf of each of the Funds. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services each Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets. The comprehensive management fee is 0.80% annually of the average daily net assets for Class R shares and for the Single Class of shares of the State Tax-Exempt Funds, and 0.60% annually of the average daily net assets for Class Treasurer's Trust shares.

The Distributor. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, is an affiliate of RMCI. Each Trust, on behalf of its respective Funds, has adopted a Distribution Plan under Rule 12b-1, which allows the Class R shares of the Primary Funds, U.S. Government Fund, U.S. Treasury Fund and Interstate Fund and the single class of shares of the State-Specific Funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The amount payable under each distribution plan is 0.20% per year of the average net assets of the respective share class. Since this fee is paid out of the assets of the respective share classes on an on-going basis, over time these fees will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges. There is no distribution plan or distribution fee for Class Treasurer's Trust shares.

your account

How to Buy Shares

Share Classes. The Primary Fund, U.S. Government Fund, U.S. Treasury Fund and Interstate Fund offer Class R shares in this Prospectus and the U.S. Government Fund also offers Class Treasurer's Trust shares. Each State-Specific Fund offers a single class of shares. The Class R and Single Class shares have different features and are subject to different fees than do the Class Treasurer's Trust shares. If you invest in the U.S. Government Fund, you will need to decide which of those share classes to purchase before making your initial investment.

Account Ownership. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share (NAV) for that class of shares, reduced for any applicable redemption fee. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

Calculation of Net Asset Value. Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 p.m. Eastern time for the Primary Fund and the U.S. Government Fund, 2:00 p.m. Eastern time for the U.S. Treasury Fund and 12:00 p.m. Eastern time for the Interstate Tax-Exempt Fund and State Tax-Exempt Funds. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by a Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Funds' NAV. The NAV for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the your account

impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25% from Funds' NAV calculated using the amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Funds cannot guarantee that their respective NAVs will remain at $1.00 per share, although the NAV of each Fund has done so since inception.

Minimum Investments. There is no initial or subsequent investment minimum for Class R, Class Treasurer's Trust or Single Class shares of a Fund. However, for an Individual Retirement Account, a minimum initial investment of $1,000 and a minimum subsequent investment of $250 applies. The investment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time. Purchases through financial intermediaries may be subject to different minimum investment requirements.

Payment For Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, checks payable to third parties will not be accepted. An initial purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•  By check – You may purchase shares with a check drawn on a U.S. bank, payable to Ameriprise Financial, Inc. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks should be mailed or delivered to Ameriprise Financial, Inc. 70400 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

•  By Federal wire – Call Ameriprise Financial, Inc. at 1-800-297-7378, for specific instructions for purchasing shares by wire transfer.

your account

Purchasing Shares With Securities. Subject to the approval of the respective Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. Each Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Funds.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. Investors can exchange shares of the Funds for shares of the same Class of other Reserve money market funds or the affiliated Hallmark equity funds, on any day when the Funds' NAV is calculated. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Class R shares also have a reciprocal exchange privilege with the single share class of the State Tax-Exempt Funds. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

your account

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that certain Hallmark equity funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time.

Right to Refuse Purchases and Exchanges. The Funds reserve the right to refuse any purchase or exchange request for any reason.

Anti-Money Laundering Requirements. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on each day that a Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid to you by check or by wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 for Class R and Single Class shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Treasurer's Trust shares of a Fund, except for certain redemptions through financial intermediaries. A wire redemption fee of $10 may be charged on Class R and Single Class redemptions of less than $10,000 and a wire redemption fee of $100 may be charged on Class Treasurer's Trust redemptions your account

of less than $100,000, except for certain wire redemptions through a financial intermediary.

The Funds assume no responsibility for delays in the receipt of wired or mailed funds. Each Fund's NAV is not calculated and redemption requests are not accepted on days the Federal Reserve is closed.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling Ameriprise Financial, Inc. at 1-800-297-7378. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact Ameriprise Financial, Inc. at 1-800-297-7378 or send a written request with a signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all accountholders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account, please call for information regarding the applicable withholding requirements.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

your account

Redemptions Through Third Parties. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees.

Redemptions Through The Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other offered Reserve funds, on any day when the Fund's NAV is calculated. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds.

Redemptions In Kind. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $1,000 for Class R shares, Class Treasurer's Trust or for Single Class shares and there has been no shareholder activity in the account for the past your account

12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

Frequent Purchases and Redemptions

Each Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market. Frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

account services

Shareholder Services

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-297-7378.

dividends & taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Funds. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Funds and their shareholders are subject to change, including retroactive change.

The Funds declare dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Funds anticipate that most of their dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of each Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by each Fund at least annually.

Distributions of any long-term capital gains earned by a Fund will be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to a Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because each Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

Tax-Exempt Funds. The Tax-Exempt Funds will only purchase a municipal obligation or other tax-exempt security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes (i.e., "tax-exempt"). To the extent that the dividends distributed by a Tax-Exempt Fund are from bond interest that is excludable from gross income for Federal income tax purposes, they are generally exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest that is also excludable from gross income for the specific State's income tax purposes, they are exempt from personal income tax of the specific state (and in certain circumstances, local income tax). To the extent applicable, the value of shares in a State Fund should be exempt from state and/or local intangible personal property taxes in the specific dividends & taxes

state. If you hold shares of the Interstate Tax-Exempt Fund of a State Fund investing in a state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

It is possible that events occurring after the date of issuance of a security, or after the Interstate Tax-Exempt Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includible in gross income for federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Certain investors may be subject to the AMT on dividends attributable to the Interstate Tax-Exempt Fund's investment in private activity bonds, although it is the Fund's intention to minimize such investments. Distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income.

Taxable Funds. Dividends of the Primary Fund, the U.S. Government Fund and the U.S. Treasury Fund will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains.

Dividends and interest received by the primary Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders.

After the end of each year, each Fund will provide you with information about the dividends and distributions you received. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds. It is each Fund's intention to distribute substantially all of its net investment income. At times a portion of each Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, a Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, will be distributed by the Funds at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-297-7378.

Primary Fund

	Class R
	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0100	0.0011	0.0065	0.0187	0.0511
Dividends from net investment income	(0.0100)	(0.0011)	(0.0065)	(0.0187)	(0.0511)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.01%	0.11%	0.65%	1.90%	5.29%
Ratios/Supplemental Data
Net assets end of year (millions)	$5,987.1	$6,067.2	$6,231.8	$6,462.0	$6,241.8
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.00%
Ratios of expenses to average net assets, net of fee waivers	1.00%	0.99%	(b)	(b)	(b)
Ratio of net investment income to average net assets	1.00%	0.10%	0.64%	1.86%	5.11%

U.S. Government Fund

	Class R
	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0102	0.0010	0.0050	0.0149	0.0493
Dividends from net investment income	(0.0102)	(0.0010)	(0.0050)	(0.0149)	(0.0493)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.03%	0.10%	0.50%	1.50%	5.12%
Ratios/Supplemental Data
Net assets end of year (millions)	$940.0	$853.5	$846.7	$902.3	$887.1
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.98%	(b)	(b)	(b)
Ratio of net investment income to average net assets	1.04%	0.10%	0.50%	1.44%	4.93%

U.S. Government Fund (continued)

	Treasurer's Trust
	Years Ended May 31,				May 29, 2001* to May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0142	0.0049	0.0090	0.0189	0.0003
Dividends from net investment income	(0.0142)	(0.0049)	(0.0090)	(0.0189)	(0.0003)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.44%	0.49%	0.91%	1.91%	0.03%
Ratios/Supplemental Data
Net assets end of period (millions)	$81.2	$19.3	$6.5	$4.0	$15.6
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60	%(a)
Ratio of net investment income to average net assets	1.64%	0.48%	0.83%	2.16%	3.47	%(a)

U.S. Treasury Fund

	Class R
	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0083	0.0009	0.0047	0.0166	0.0468
Dividends from net investment income	(0.0083)	(0.0009)	(0.0047)	(0.0166)	(0.0468)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.83%	0.09%	0.47%	1.68%	4.82%
Ratios/Supplemental Data
Net assets end of year (millions)	$313.9	$377.5	$356.2	$344.3	$401.2
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.04%
Ratios of expenses to average net assets net of fee waivers	0.99%	0.89%	1.00%	0.97%	0.99%
Ratio of net investment income to average net assets	0.80%	0.09%	0.47%	1.64%	4.68%

Interstate Tax-Exempt Fund

	Class R
	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0070	0.0010	0.0034	0.0108	0.0289
Dividends from net investment income	(0.0070)	(0.0010)	(0.0034)	(0.0108)	(0.0289)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.70%	0.10%	0.34%	1.09%	2.95%
Ratios/Supplemental Data
Net assets end of year (millions)	$261.4	$283.5	$280.4	$295.7	$296.2
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.90%	0.99%	1.01%	1.01%
Ratio of net investment income to average net assets	0.69%	0.10%	0.33%	1.08%	2.89%

California Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0033	0.0098	0.0236
Dividends from net investment income	(0.0068)	(0.0006)	(0.0033)	(0.0098)	(0.0236)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.69%	0.06%	0.33%	0.98%	2.42%
Ratios/Supplemental Data
Net assets end of year (millions)	$105.2	$101.2	$109.0	$109.3	$136.2
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.89%	0.99%	1.01%	1.00%
Ratio of net investment income to average net assets	0.69%	0.06%	0.32%	1.00%	2.36%

Connecticut Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0025	0.0092	0.0273
Dividends from net investment income	(0.0068)	(0.0006)	(0.0025)	(0.0092)	(0.0273)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.68%	0.06%	0.25%	0.92%	2.75%
Ratios/Supplemental Data
Net assets end of year (millions)	$23.4	$21.5	$36.4	$41.2	$40.2
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.86%	0.98%	1.01%	1.01%
Ratio of net investment income to average net assets	0.68%	0.06%	0.25%	0.92%	2.73%

Florida Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0072	0.0006	0.0036	0.0105	0.0294
Dividends from net investment income	(0.0072)	(0.0006)	(0.0036)	(0.0105)	(0.0294)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.73%	0.06%	0.36%	1.05%	2.98%
Ratios/Supplemental Data
Net assets end of year (millions)	$43.1	$39.5	$45.9	$32.1	$28.9
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.91%	0.99%	1.00%	1.01%
Ratio of net investment income to average net assets	0.74%	0.06%	0.35%	0.99%	2.94%

Massachusetts Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0030	0.0099	0.0279
Dividends from net investment income	(0.0068)	(0.0006)	(0.0030)	(0.0099)	(0.0279)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.68%	0.06%	0.30%	0.99%	2.85%
Ratios/Supplemental Data
Net assets end of year (millions)	$22.2	$17.8	$20.8	$21.0	$18.8
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.88%	0.98%	1.00%	1.00%
Ratio of net investment income to average net assets	0.69%	0.06%	0.30%	0.99%	2.79%

Michigan Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0069	0.0006	0.0029	0.0080	0.0276
Dividends from net investment income	(0.0069)	(0.0006)	(0.0029)	(0.0080)	(0.0276)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.70%	0.06%	0.29%	0.81%	2.83%
Ratios/Supplemental Data
Net assets end of year (millions)	$16.6	$12.1	$7.9	$8.5	$4.8
Ratio of expenses to average net assets	1.01%	1.00%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.91%	0.98%	1.00%	1.00%
Ratio of net investment income to average net assets	0.77%	0.06%	0.29%	0.64%	2.76%

New Jersey Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0029	0.0101	0.0277
Dividends from net investment income	(0.0068)	(0.0006)	(0.0029)	(0.0101)	(0.0277)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.68%	0.06%	0.29%	1.01%	2.83%
Ratios/Supplemental Data
Net assets end of year (millions)	$45.0	$50.2	$56.0	$57.5	$52.9
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	0.99%	0.87%	0.97%	1.01%	1.01%
Ratio of net investment income to average net assets	0.66%	0.06%	0.28%	0.94%	2.77%

New York Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0067	0.0006	0.0034	0.0095	0.0281
Dividends from net investment income	(0.0067)	(0.0006)	(0.0034)	(0.0095)	(0.0281)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.67%	0.06%	0.34%	0.95%	2.87%
Ratios/Supplemental Data
Net assets end of year (millions)	$164.4	$172.6	$228.4	$234.4	$281.6
Ratio of expenses to average net assets	1.02%	1.02%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.01%	0.89%	0.99%	1.01%	1.01%
Ratio of net investment income to average net assets	0.66%	0.06%	0.34%	0.94%	2.81%

Ohio Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0071	0.0006	0.0030	0.0082	0.0281
Dividends from net investment income	(0.0071)	(0.0006)	(0.0030)	(0.0082)	(0.0281)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.71%	0.06%	0.30%	0.83%	2.88%
Ratios/Supplemental Data
Net assets end of year (millions)	$19.0	$10.9	$10.4	$5.7	$8.1
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.92%	0.99%	1.01%	1.00%
Ratio of net investment income to average net assets	0.79%	0.06%	0.29%	0.81%	2.81%

Pennsylvania Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0070	0.0007	0.0036	0.0097	0.0287
Dividends from net investment income	(0.0070)	(0.0007)	(0.0036)	(0.0097)	(0.0287)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.70%	0.07%	0.36%	0.97%	2.97%
Ratios/Supplemental Data
Net assets end of year (millions)	$44.7	$46.1	$40.6	$51.5	$34.1
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.93%	1.00%	1.01%	1.00%
Ratio of net investment income to average net assets	0.70%	0.07%	0.34%	0.89%	2.87%

Virginia Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0067	0.0006	0.0025	0.0069	0.0253
Dividends from net investment income	(0.0067)	(0.0006)	(0.0025)	(0.0069)	(0.0253)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.67%	0.06%	0.25%	0.69%	2.77%
Ratios/Supplemental Data
Net assets end of year (millions)	$13.7	$11.0	$11.3	$13.0	$6.7
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.90%	0.95%	0.99%	1.00%
Ratio of net investment income to average net assets	0.70%	0.06%	0.24%	0.60%	2.53%

(a)  Annualized

(b)  As there were no waivers during the period, this is not applicable

PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS

Protecting Customer Information: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our Web site at www.reservefunds.com. The site also contains links to unaffiliated Web sites. The Reserve Funds is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect Form our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (E.G. account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

(i)

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

•  If you utilize Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

(ii)

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

•  Sharing Information within Reserve. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. if you identify any error in your personal information or need to change that information, please contact us and we will update our records. if you have any questions, please contact us by e-mail at customerservice@reservefunds.com or call us at 800-637-1700.

Options relating to disclosure of personal information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

(iii)

If you believe you may be a victim of identity theft, you should:

•  Contact Reserve customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at - 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

(iv)

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information (''SAI'') contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling Ameriprise Financial, Inc. toll free at 1-800-297-7378.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this
Prospectus for future reference.

American Enterprise Investment Services, Inc.

A subsidiary of Ameriprise Financial, Inc.

70400 Ameriprise Financial Center
Minneapolis, MN 55474
www.ameriprise.com

Distributor - Resrv Partners, Inc.

Amer 09/05

Investment Company File Number: 811-2033
The Reserve Fund
Investment Company File Number: 811-3696
Reserve Tax-Exempt Trust
Investment Company File Number: 811-3814
Reserve New York Tax-Exempt Trust